Exhibit 10.8

Portions of this agreement (indicated by “[***]”) have been omitted as the Registrant has determined that: (i) the omitted information is not material; and (ii) the omitted information is the type that the Registrant treats as private or confidential.

FIRST AMENDMENT TO OFFICE/WAREHOUSE LEASE

This FIRST AMENDMENT TO OFFICE/WAREHOUSE LEASE AGREEMENT (“Amendment”) is made effective as of November 1, 2018, by and between VINE STREET STUDIOS, LLC (“Landlord”) and Enchanted Rock Management, LLC (“Tenant”).

Landlord and Tenant entered into that certain Office/Warehouse Lease Agreement (the “Lease”) dated June 1, 2018, for Suite 101, suite 115. suite 121, suite 110 and suite 117 in the building located at 1113 Vine Street, Houston, Harris County, Texas (the “Premises”).

Landlord and Tenant desire by this Amendment to amend the Lease as herein provided and, except as modified herein, to confirm the Lease as amended.

IN CONSIDERATION OF THE AGREEMENTS HEREIN, Landlord and Tenant agrees as follows:

1.

Section 1.10 shall be replaced and reads as follows: The Rent per month beginning November 1, 2018 and for each month thereafter shall be $[***] per month, includes trash and recycling pick-up service for all business days, Monday and Friday, not including Holidays, at a rate of [***] per month; also included are the following Premises:

Suite 101 $[***] per month

Suite 115 $[***] per month

Suite 121 $[***] per month

Suite 110 $[***] per month

Suite 117 $[***] per month

Plus an additional standard rent rate increase amount of [***]% beginning January 1, 2020 and [***]% increase per year for all terms after January 1, 2020.

2.	Section 7.2 Landlord Repairs shall remain, and maintenance, repairs and replacement in OMITTED.

3.	Section 7.3 Tenant Repairs shall remain, and ONLY HVAC system and equipment is OMITTED.

Page 1 of 2	Tenant: /s/ TG Landlord: /s/ LR

Portions of this agreement (indicated by “[***]”) have been omitted as the Registrant has determined that: (i) the omitted information is not material; and (ii) the omitted information is the type that the Registrant treats as private or confidential.

4.	Each party represents and warrants to the other party that it has the full authority to enter into this Amendment.

5.

Except as otherwise provided in this Amendment, all of the terms and provisions of the Lease shall remain in full force and effect. Tenant acknowledges (i) that there are no off-sets or defenses against the enforcement of the Lease as of the date of execution of this Amendment; (ii) that Landlord is not in default of any of its obligations or conditions under the Lease, and (iii) that Landlord waives no right or claim it has under the Lease.

AGREED TO AND EXECUTED this 10th day of January 2019.

TENANT:

Enchanted Rock Management, LLC

/s/ Thais Grossi, COO
NAME, TITLE

LANDLORD:

VINE STREET STUDIO, LLC

/s/ Lee Roy Murray III
LEE ROY MURRAY III, MANAGER

Page 2 of 2	Tenant: /s/ TG Landlord: /s/ LR